Exhibit 10.1
LIMITED WAIVER
     LIMITED WAIVER dated as of May 13, 2008 executed by Beazer Homes USA, Inc., a Delaware corporation (the “Borrower”), the lenders party hereto (the “Lenders”), and Wachovia Bank, National Association, as agent (the “Agent”).
     The parties hereto are party to that certain Credit Agreement dated as of July 25, 2007 (as amended by that certain Waiver and First Amendment (the “First Amendment”) dated as of October 10, 2007 and by that certain Second Amendment dated as of October 26, 2007 and as further amended, supplemented, or modified from time to time, the “Credit Agreement”; terms defined in the Credit Agreement are used herein as defined therein). Article VII of the Credit Agreement requires the Borrower to comply with certain financial covenants. The Borrower has asked the Agent and Lenders to waive noncompliance with Section 7.01 [Minimum Consolidated Tangible Net Worth] and Section 7.02 [Leverage Ratio] of the Credit Agreement for the fiscal period ended March 31, 2008 in accordance with the terms set forth in this Limited Waiver.
     Section 1. Limited Waiver. Subject to the terms and conditions set forth herein, but with effect on and after the date hereof, the Lenders hereby waive compliance with Sections 7.01 and 7.02 of the Credit Agreement, at all times for the period from and including January 1, 2008 through and excluding the earlier of (i) the date of the occurrence of any other Default and (ii) June 30, 2008 (such period being the “Waiver Period”); provided that (x) the Borrower shall furnish to the Agent the Restated Financial Statements no later than 3:00 p.m. on May 15, 2008 in accordance with Section 2.1(b) of the First Amendment, (y) at no time during the Waiver Period shall Consolidated Tangible Net Worth of the Borrower be less than $700,000,000, and (z) at no time during the Waiver Period shall the Leverage Ratio of the Borrower exceed 2.50 to 1.00. Failure to satisfy any of the terms in the foregoing proviso shall terminate the Limited Waiver set forth in this Section 1, end the Waiver Period, and constitute an Event of Default under Section 8.01 of the Credit Agreement.
     Section 2. Applicable Eurodollar Margin. Notwithstanding anything to the contrary in the Credit Agreement, and regardless of whether the Senior Notes Resolution shall have occurred, during the Waiver Period, the Applicable Eurodollar Margin shall be 3.50%. This Section 2 is not meant to extend the Limited Waiver set forth in Section 1 nor is meant to modify Section 2.05 of the Credit Agreement if the Senior Notes Resolution shall have not occurred.
     Section 3. Audit Committee Report. The parties hereto agree that Schedule 1 to the First Amendment is hereby supplemented by the disclosures made in the draft of the Borrower’s Form 10-K for the fiscal year ended September 30, 2007 provided to the Agent on April 29, 2008, dated April 30, 2008 and the letter from Robert L. Salomon of the Borrower to Darrell Perry of Wachovia Bank dated May 9, 2008 regarding changes to be made to such draft Form 10-K and that references therein to the Audit Committee Report shall be deemed to include such disclosures.
     Section 4. Conditions Precedent. The waivers set forth in Section 1 hereof shall become effective, as of the date hereof, upon (a) the execution and delivery of this Limited Waiver by the Borrower, the Agent and the Required Lenders, (b) the execution and delivery of the Acknowledgement and Consent in the form set forth in Exhibit A hereto from each Guarantor, and (c) payment by the Borrower to the Agent on account of each Lender entitled thereto a fee in an aggregate amount equal to 10 basis points times each such Lender’s Commitment calculated as of
Limited Waiver

the date hereof, but such fees shall be payable only (i) to each Lender that has delivered (including by way of facsimile or electronic mail) its executed signature page to this Limited Waiver to the attention of Jolie Tenholder, of Womble Carlyle Sandridge & Rice, PLLC, 301 S. College St., Charlotte, North Carolina 28202, facsimile 704-444-9969, email jtenholder@wcsr.com, prior to 5:00 p.m., New York time, on Tuesday, May 6, 2008, and (ii) if the Borrower executes this Limited Waiver.
     Section 5. Representations. The Borrower hereby represents and warrants to the Agent and the Lenders that (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect to this Limited Waiver) as if made on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that the representations and warranties contained in Section 4.04 (Financial Statements), Section 4.06 (Other Agreements), Section 4.07 (Litigation), Section 4.14 (Law; Environment) and Section 4.17 (Accuracy of Information) shall be deemed to be made as set forth in the Credit Agreement except that such representations and warranties shall be deemed to be made with an exception for the matters identified in the Audit Committee Report giving rise to the Restatement, and (b) after giving effect to this Limited Waiver, no Default has occurred and is continuing.
     Section 6. Waiver of Claims. The Borrower acknowledges that the Agent and Lenders have acted in good faith and have conducted themselves in a commercially reasonable manner in their relationships with the Borrower and the Guarantors in connection with this Limited Waiver and in connection with the Credit Agreement and the other Loan Documents, the Borrower hereby waiving and releasing any claims to the contrary. The Borrower, on its own behalf and on behalf of each of its Affiliates, releases and discharges the Agent and Lenders, all Affiliates of the Agent and Lenders, all officers, directors, employees, attorneys and agents of the Agent and Lenders or any of their Affiliates, and all of their predecessors in interest, from any and all claims, defenses and causes of action, whether known or unknown, and whether now existing or hereafter arising, including without limitation, any usury claims, that have at any time been owned, or that are hereafter owned, in tort or in contract by the Borrower or any Affiliate of the Borrower and that arise out of any one or more circumstances or events that occurred prior to the date of this Limited Waiver.
     Section 7. Miscellaneous. Except as herein provided, the Loan Documents shall remain unchanged and in full force and effect. The waiver set forth in Section 1 hereof is not meant to be a waiver of any other term or provision in Article VII of the Credit Agreement or any other term or provision of the Credit Agreement. The Agent and the Lenders expressly reserve all of their rights and remedies with respect to any other present or future Default arising under the Credit Agreement (whether or not related to the matters addressed in this Limited Waiver). This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Limited Waiver by signing any such counterpart. This Limited Waiver shall be construed in accordance with and governed by the law of the State of North Carolina, without regard to the conflict of laws principles thereof.
Limited Waiver

     IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed and delivered as of the day and year first above written.

BEAZER HOMES USA, INC., as Borrower
By:			(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President and CFO

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:
Name:
Title:

CITIBANK, N.A., as a Lender
By:
Name:
Title:

BNP PARIBAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND, as a Lender
By:
Name:
Title:

Limited Waiver

GUARANTY BANK, as a Lender
By:
Name:
Title:

REGIONS FINANCIAL CORPORATION, as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

CITY NATIONAL BANK, a national banking association, as a Lender
By:
Name:
Title:

PNC BANK, N.A., as a Lender
By:
Name:
Title:

UBS LOAN FINANCE, LLC, as a Lender
By:
Name:
Title:

COMERICA BANK, as a Lender
By:
Name:
Title:

Limited Waiver

EXHIBIT A
ACKNOWLEDGMENT AND CONSENT
     Reference is made to the Limited Waiver, dated as of May ___, 2008 (the “Limited Waiver”), to and under the Credit Agreement, dated as of July 25, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among Beazer Homes USA, Inc., a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”) and Wachovia Bank, National Association, as agent (in such capacity, the “Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
     Each of the undersigned parties to the Guaranty hereby (a) consents to the transactions contemplated by the Limited Waiver and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guaranty are, and shall remain, in full force and effect after giving effect to the Limited Waiver.

GUARANTORS:	APRIL CORPORATION
BEAZER ALLIED COMPANIES HOLDINGS, INC.
BEAZER GENERAL SERVICES, INC.
BEAZER HOMES CORP.
BEAZER HOMES HOLDINGS CORP.
BEAZER HOMES INDIANA HOLDINGS CORP.
BEAZER HOMES SALES, INC.
BEAZER HOMES TEXAS HOLDINGS, INC.
BEAZER REALTY, INC.
BEAZER REALTY CORP.
BEAZER REALTY LOS ANGELES, INC.
BEAZER REALTY SACRAMENTO, INC.
BEAZER/SQUIRES REALTY, INC.
HOMEBUILDERS TITLE SERVICES, INC.
HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC.

By:	(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President

Limited Waiver

ARDEN PARK VENTURES, LLC BEAZER CLARKSBURG, LLC BEAZER COMMERCIAL HOLDINGS, LLC BEAZER HOMES INVESTMENTS, LLC BEAZER HOMES MICHIGAN, LLC
By:	BEAZER HOMES CORP., its Managing Member

By:	(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President

BEAZER SPE, LLC By: BEAZER HOMES HOLDINGS CORP., its Member
By:	(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President

BEAZER HOMES INDIANA, LLP
BEAZER REALTY SERVICES, LLC
PARAGON TITLE, LLC
TRINITY HOMES, LLC

By: BEAZER HOMES INVESTMENTS, LLC, its Managing Member or Managing Partner

By: BEAZER HOMES CORP., its Managing Member

By:	(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President

Limited Waiver

BEAZER HOMES TEXAS, L.P. TEXAS LONE STAR TITLE, L.P. By: BEAZER HOMES TEXAS HOLDINGS, INC., its Managing Partner
By:	(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President

BH BUILDING PRODUCTS, LP By: BH PROCUREMENT SERVICES, LLC, its General Partner By: BEAZER HOMES TEXAS, L.P., its Managing Member By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner
By:	(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President

BH PROCUREMENT SERVICES, LLC By: BEAZER HOMES TEXAS, L.P., its Managing Member By: BEAZER HOMES TEXAS HOLDINGS, INC., its General Partner
By:	(SEAL)
	Name:	Allan P. Merrill
	Title:	Executive Vice President

Limited Waiver